SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 18, 2004

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

         Connecticut                    1-9583                    06-1185706
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

             113 King Street,
             Armonk, New York                                 10504
(Addresses of principal executive offices)                  (Zip Code)

              Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On November 18, 2004, MBIA Inc. issued a press release announcing that it received identical document subpoenas today from the Securities and Exchange Commission and the New York Attorney General's office requesting information with respect to non-traditional or loss mitigation insurance products developed, offered or sold by MBIA to third parties from January 1, 1998 to the present.

The subpoenas do not identify any specific transaction, and MBIA believes the subpoenas were issued in connection with an industry-wide investigation of non-traditional insurance products. MBIA intends to cooperate fully with the Securities and Exchange Commission and the New York Attorney General's request for documents.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc. dated November 18, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         MBIA INC.


                                                         By: /s/ Ram D. Wertheim
                                                             -------------------
                                                             Ram D. Wertheim
                                                             General Counsel

Date: November 18, 2004

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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated November 18, 2004

Exhibit 99.1          Press Release issued by MBIA Inc. dated November 18, 2004.